Exhibit 99.1

Historical Statements of Revenue and Certain Expenses of Acquisition Properties
National Storage Affiliates Trust

Page
Report of Independent Auditors	F-3
Northwest 2013 Properties, Period from January 1, 2013 Through the Respective Acquisition Dates by NSA During the Year Ended December 31, 2013, and for the Years Ended December 31, 2012 and 2011	F-4
Notes to Combined Statements of Revenue and Certain Expenses	F-5
Report of Independent Auditors	F-7
Optivest 2013 Properties, Period from January 1, 2013 Through the Respective Acquisition Dates by NSA During the Year Ended December 31, 2013, and for the Years Ended December 31, 2012 and 2011	F-8
Notes to Combined Statements of Revenue and Certain Expenses	F-9
Report of Independent Auditors	F-11
Northwest 2014 Properties, Interim Period from January 1, 2014 Through the Earlier of the Respective Acquisition Dates by NSA or December 16, 2014 (Unaudited), and for the Years Ended December 31, 2013 and 2012
F-12
Notes to Combined Statements of Revenue and Certain Expenses	F-13
Report of Independent Auditors	F-15
Optivest 2014 Properties, Interim Period from January 1, 2014 Through the Earlier of the Respective Acquisition Dates by NSA or September 30, 2014 (Unaudited), for the Year Ended December 31, 2013, and the Period Commencing upon the Later of January 1, 2012 or Optivest's Respective Acquisition Date Through December 31, 2012
F-16
Notes to Combined Statements of Revenue and Certain Expenses	F-17
Report of Independent Auditors	F-20
Guardian 2014 Properties, Interim Period from January 1, 2014 Through the Earlier of the Respective Acquisition Dates by NSA or October 8, 2014 (Unaudited), and for the Years Ended December 31, 2013 and 2012
F-21
Notes to Combined Statements of Revenue and Certain Expenses	F-22
Report of Independent Auditors	F-25
Guardian 2015 Properties, for the Years Ended December 31, 2014, 2013 and 2012	F-26
Notes to Combined Statements of Revenue and Certain Expenses	F-27
Report of Independent Auditors	F-29
All Stor Properties, for the Period from the Later of January 1, 2014 or All Stor's Respective Acquisition Date Through December 31, 2014, and the Period from the Later of March 14, 2013 or All Stor's Respective Acquisition Dates Through December 31, 2013
F-30
Notes to Combined Statements of Revenue and Certain Expenses	F-31
Report of Independent Auditors	F-34
Move It Properties, Interim Period from January 1, 2014 Through September 4, 2014 (Unaudited), and for the Year Ended December 31, 2013	F-35
Notes to Combined Statements of Revenue and Certain Expenses	F-36
Report of Independent Auditors	F-38
Hide-Away Properties, for the three months ended March 31, 2016 (Unaudited), and for the Year Ended December 31, 2015	F-39
Notes to Combined Statements of Revenue and Certain Expenses	F-40
Report of Independent Auditors	F-42
SecurCare Oklahoma Properties, for the Years Ended December 31, 2015, 2014 and 2013	F-43
Notes to Combined Statements of Revenue and Certain Expenses	F-44
Report of Independent Auditors	F-45
Fondren Self Storage Property, for the Year Ended December 31, 2015	F-46

Exhibit 99.1

REPORT OF INDEPENDENT AUDITORS
To National Storage Affiliates Trust:
        We have audited the accompanying combined statements of revenue and certain expenses of Northwest 2013 Properties for the period from January 1, 2013 through the respective acquisition dates (as reflected in Note 3 to the financial statements) during the year ended December 31, 2013, and for the years ended December 31, 2012 and 2011, and the related notes to the financial statements.
Management's Responsibility for Financial Statements
        Management is responsible for the preparation and fair presentation of these financial statements in accordance with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the financial statements that are free from material misstatement, whether due to fraud or error.
Auditors' Responsibility
        Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free from material misstatement.
        An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements of revenue and certain expenses. The procedures selected depend on the auditors' judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity's preparation and fair presentation of the combined statements of revenue and certain expenses in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.
        We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Opinion
        In our opinion, the financial statements referred to above present fairly, in all material respects, the revenue and certain expenses described in Note 1 to the financial statements of Northwest 2013 Properties for the period from January 1, 2013 through the respective acquisition dates (as reflected in Note 3 to the financial statements) during the year ended December 31, 2013, and for the years ended December 31, 2012 and 2011, in accordance with U.S. generally accepted accounting principles.
Basis of Accounting
        As described in Note 1 to the financial statements, the statements of revenue and certain expenses have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, and are not intended to be a complete presentation of revenue and expenses of Northwest 2013 Properties. Our opinion is not modified with respect to this matter.
/s/ EKS&H LLLP
Denver, Colorado
November 5, 2014

Northwest 2013 Properties

Combined Statements of Revenue and Certain Expenses

Period from January 1, 2013 Through the Respective Acquisition Dates by NSA During the Year Ended
December 31, 2013, and for the Years Ended December 31, 2012 and 2011

(dollars in thousands)

	2013(a)	2012	2011
Revenue
Rental revenue	$5,461	$10,615	$10,113
Other property-related revenue	51	94	68
Total revenue	5,512	10,709	10,181
Certain Expenses
Property operating expenses	1,264	2,378	2,402
Real estate taxes	451	916	902
Supervisory and administrative fees	328	646	623
Total certain expenses	2,043	3,940	3,927
Revenue in excess of certain expenses	$3,469	$6,769	$6,254

(a)	See Note 3 for the number of properties and the related periods presented.

The accompanying notes are an integral part of these combined statements of revenue and certain expenses.

Northwest 2013 Properties

Notes to Combined Statements of Revenue and Certain Expenses

(dollars in thousands)
1. BASIS OF PRESENTATION
        During 2013, National Storage Affiliates Trust ("NSA") acquired 31 self-storage properties (the "Northwest 2013 Properties") through Northwest Self Storage ("Northwest"). Two of these properties were not owned or managed by Northwest prior to January 1, 2013, and the remaining 29 properties were owned or managed by Northwest from January 1, 2011 through the respective dates that NSA acquired the properties. Northwest is one of three founding participating regional operators that initiated NSA's formation transactions commencing on April 1, 2013.
        The accompanying combined statements of revenue and certain expenses (the "Statements") of the Northwest 2013 Properties have been prepared pursuant to Rule 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission. Accordingly, the Statements are not representative of the entire operations of the Northwest 2013 Properties for the periods presented as certain items are excluded. Such omitted items consist of depreciation and amortization, interest expense, and administrative costs not directly related to the future operations of the Northwest 2013 Properties.
2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
        Use of Estimates.    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.
        Revenue Recognition.    Management has determined that all of the leases associated with the Northwest 2013 Properties are operating leases, which may be terminated on a month-to-month basis. Rental income is recognized ratably over the lease term using the straight-line method. Rents received in advance are deferred and recognized on a straight-line basis over the related lease term associated with the prepayment. Promotional discounts and other incentives are recognized as a reduction to rental income over the applicable lease term. Other property-related revenue consists of ancillary revenues such as tenant insurance commissions and sales of storage supplies, which are recognized in the period earned.
        Advertising Costs.    Advertising costs are primarily attributable to internet, directory and other advertising. Advertising costs were expensed in the period in which the cost was incurred. Advertising costs amounted to $107 for the period from January 1, 2013 through the respective acquisition dates by NSA during the year ended December 31, 2013, $152 for the year ended December 31, 2012, and $154 for the year ended December 31, 2011.
        Repairs and Maintenance.    Major replacements and betterments that improved or extended the life of the Northwest 2013 Properties were capitalized. Expenditures for ordinary repairs and maintenance were expensed as incurred. Repairs and maintenance amounted to $209 for the period from January 1, 2013 through the respective acquisition dates by NSA during the year ended December 31, 2013, $350 for the year ended December 31, 2012, and $466 for the year ended December 31, 2011.

Northwest 2013 Properties
Notes to Combined Statements of Revenue and Certain Expenses (Continued)
(dollars in thousands)
3. OPERATING RESULTS BY NSA ACQUISITION DATE
        Presented below is the revenue and certain expenses for each group of properties for the periods from January 1, 2013 through the respective acquisition dates by NSA during the year ended December 31, 2013:

	NSA Acquisition Date
	April 1, 2013	June 10, 2013(a)	June 10, 2013	June 24, 2013	December 30, 2013	Total
Number of properties	11	2	11	3	4	31
Revenue
Rental revenue	$1,057	$256	$1,842	$609	$1,697	$5,461
Other property-related revenue	12	2	30	2	5	51
Total revenue	1,069	258	1,872	611	1,702	5,512
Certain Expenses
Property operating expenses	275	89	362	129	409	1,264
Real estate taxes	92	16	127	60	156	451
Supervisory and administrative fees	63	13	105	37	110	328
Total certain expenses	430	118	594	226	675	2,043
Revenue in excess of certain expenses	$639	$140	$1,278	$385	$1,027	$3,469

(a)
Consists of results for two properties that were not owned or managed by Northwest prior to January 1, 2013. As such, the operating results are included for the period January 1, 2013 through June 1, 2013. The operating results of these two properties are not presented herein for the years ended December 31, 2012 and 2011.

4. RELATED PARTY TRANSACTIONS
        The Northwest 2013 Properties are subject to agreements entered into with Northwest that provide for a fee equal to 6% of gross revenue (as defined in the agreements). The amounts incurred under these agreements are included in supervisory and administrative fees in the accompanying combined statements of revenue and certain expenses. The services provided by Northwest consist of supervisory, administrative, leasing and related services.
        The employees responsible for operation of the Northwest 2013 Properties are employees of Northwest. The amounts charged by Northwest for salaries, wages and benefits for the Northwest 2013 Properties are included in property operating expenses and amounted to $618 for the period from January 1, 2013 through the respective acquisition dates by NSA during the year ended December 31, 2013, $1,097 for the year ended December 31, 2012, and $1,052 for the year ended December 31, 2011.
5. SUBSEQUENT EVENTS
        Management has evaluated the events and transactions that have occurred through November 5, 2014, the date that the Statements were available to be issued, and noted no items requiring adjustment of the Statements or additional disclosure.

REPORT OF INDEPENDENT AUDITORS
To National Storage Affiliates Trust:
        We have audited the accompanying combined statements of revenue and certain expenses of Optivest 2013 Properties for the period from January 1, 2013 through the respective acquisition dates (as reflected in Note 3 to the financial statements) during the year ended December 31, 2013, and for the years ended December 31, 2012 and 2011, and the related notes to the financial statements.
Management's Responsibility for Financial Statements
        Management is responsible for the preparation and fair presentation of these financial statements in accordance with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the financial statements that are free from material misstatement, whether due to fraud or error.
Auditors' Responsibility
        Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free from material misstatement.
        An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements of revenue and certain expenses. The procedures selected depend on the auditors' judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity's preparation and fair presentation of the combined statements of revenue and certain expenses in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.
        We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Opinion
        In our opinion, the financial statements referred to above present fairly, in all material respects, the revenue and certain expenses described in Note 1 to the financial statements of Optivest 2013 Properties for the period from January 1, 2013 through the respective acquisition dates (as reflected in Note 3 to the financial statements) during the year ended December 31, 2013, and for the years ended December 31, 2012 and 2011, in accordance with U.S. generally accepted accounting principles.
Basis of Accounting
        As described in Note 1 to the financial statements, the statements of revenue and certain expenses have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, and are not intended to be a complete presentation of revenue and expenses of Optivest 2013 Properties. Our opinion is not modified with respect to this matter.
/s/ EKS&H LLLP
Denver, Colorado
November 5, 2014

Optivest 2013 Properties

Combined Statements of Revenue and Certain Expenses

Period from January 1, 2013 Through the Respective Acquisition Dates by NSA During the
Year Ended December 31, 2013, and for the Years Ended December 31, 2012 and 2011

(dollars in thousands)

	2013(a)	2012	2011
Revenue
Rental revenue	$2,991	$5,762	$5,536
Other property-related revenue	183	294	288
Total revenue	3,174	6,056	5,824
Certain Expenses
Property operating expenses	916	1,776	1,795
Real estate taxes	414	751	747
Supervisory and administrative fees	204	328	298
Total certain expenses	1,534	2,855	2,840
Revenue in excess of certain expenses	$1,640	$3,201	$2,984

(a)	See Note 3 for the number of properties and the related periods presented.

The accompanying notes are an integral part of these combined statements of revenue and certain expenses.

Optivest 2013 Properties
Notes to Combined Statements of Revenue and Certain Expenses
(dollars in thousands)
1. BASIS OF PRESENTATION
        During 2013, National Storage Affiliates Trust ("NSA") acquired 11 self-storage properties (the "Optivest 2013 Properties") through Optivest Properties, LLC ("Optivest"). Optivest is one of three founding participating regional operators that initiated NSA's formation transactions commencing on April 1, 2013.
        The accompanying combined statements of revenue and certain expenses (the "Statements") of the Optivest 2013 Properties have been prepared pursuant to Rule 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission. Accordingly, the Statements are not representative of the entire operations of the Optivest 2013 Properties for the periods presented as certain items are excluded. Such omitted items consist of depreciation and amortization, interest expense, and administrative costs not directly related to the future operations of the Optivest 2013 Properties.
2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
        Use of Estimates.    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.
        Revenue Recognition.    Management has determined that all of the leases associated with the Optivest 2013 Properties are operating leases, which may be terminated on a month-to-month basis. Rental income is recognized ratably over the lease term using the straight-line method. Rents received in advance are deferred and recognized on a straight-line basis over the related lease term associated with the prepayment. Promotional discounts and other incentives are recognized as a reduction to rental income over the applicable lease term. Other property-related revenue consists of ancillary revenues such as tenant insurance commissions and sales of storage supplies which are recognized in the period earned.
        Advertising Costs.    Advertising costs are primarily attributable to internet, directory and other advertising. Advertising costs were expensed in the period in which the cost was incurred. Advertising costs amounted to $33 for the period from January 1, 2013 through the respective acquisition dates by NSA during the year ended December 31, 2013, $54 for the year ended December 31, 2012, and $34 for the year ended December 31, 2011.
        Repairs and Maintenance.    Major replacements and betterments that improved or extended the life of the Optivest 2013 Properties were capitalized. Expenditures for ordinary repairs and maintenance were expensed as incurred. Repairs and maintenance amounted to $82 for the period from January 1, 2013 through the respective acquisition dates by NSA during the year ended December 31, 2013, $178 for the year ended December 31, 2012, and $164 for the year ended December 31, 2011.

Optivest 2013 Properties
Notes to Combined Statements of Revenue and Certain Expenses (Continued)
(dollars in thousands)
3. OPERATING RESULTS BY NSA ACQUISITION DATE
        Presented below is the revenue and certain expenses for each group of acquisitions for the periods from January 1, 2013 through the respective acquisition dates by NSA during the year ended December 31, 2013:

	NSA Acquisition Date
	April 1, 2013	June 24, 2013	July 25, 2013	Total
Number of properties	1	5	5	11
Revenue
Rental revenue	$147	$1,117	$1,727	$2,991
Other property-related revenue	4	157	22	183
Total revenue	151	1,274	1,749	3,174
Certain Expenses
Property operating expenses	53	423	440	916
Real estate taxes	14	162	238	414
Supervisory and administrative fees	12	78	114	204
Total certain expenses	79	663	792	1,534
Revenue in excess of certain expenses	$72	$611	$957	$1,640
4. RELATED PARTY TRANSACTIONS
        The Optivest 2013 Properties are subject to agreements entered into with Optivest that generally provide for a fee equal to 6% of gross revenue (as defined in the agreements). The amounts incurred under these agreements are included in supervisory and administrative fees in the accompanying combined statements of revenue and certain expenses. The services provided by Optivest consist of supervisory, administrative, leasing and related services.
        The employees responsible for operation of the Optivest 2013 Properties are employees of Optivest. The amounts charged by Optivest for salaries, wages and benefits for the Optivest 2013 Properties are included in property operating expenses and amounted to $430 for the period from January 1, 2013 through the respective acquisition dates by NSA during the year ended December 31, 2013, $777 for the year ended December 31, 2012, and $783 for the year ended December 31, 2011.
5. SUBSEQUENT EVENTS
        Management has evaluated the events and transactions that have occurred through November 5, 2014, the date that the Statements were available to be issued, and noted no items requiring adjustment of the Statements or additional disclosure.

REPORT OF INDEPENDENT AUDITORS
To National Storage Affiliates Trust:
        We have audited the accompanying combined statements of revenue and certain expenses of Northwest 2014 Properties for the years ended December 31, 2013 and 2012, and the related notes to the financial statements.
Management's Responsibility for Financial Statements
        Management is responsible for the preparation and fair presentation of these financial statements in accordance with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the financial statements that are free from material misstatement, whether due to fraud or error.
Auditors' Responsibility
        Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free from material misstatement.
        An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements of revenue and certain expenses. The procedures selected depend on the auditors' judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity's preparation and fair presentation of the combined statements of revenue and certain expenses in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.
        We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Opinion
        In our opinion, the financial statements referred to above present fairly, in all material respects, the revenue and certain expenses described in Note 1 to the financial statements of Northwest 2014 Properties for the years ended December 31, 2013 and 2012, in accordance with U.S. generally accepted accounting principles.
Basis of Accounting
        As described in Note 1 to the financial statements, the statements of revenue and certain expenses have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, and are not intended to be a complete presentation of revenue and expenses of Northwest 2014 Properties. Our opinion is not modified with respect to this matter.
/s/ EKS&H LLLP
Denver, Colorado
March 23, 2015

Northwest 2014 Properties

Combined Statements of Revenue and Certain Expenses

Interim Period from January 1, 2014 Through the Earlier of the Respective Acquisition Dates by NSA
or December 16, 2014 (Unaudited), and for the Years Ended December 31, 2013 and 2012

(dollars in thousands)

	2014(a)	2013	2012
	(Unaudited)
Revenue
Rental revenue	$6,280	$11,490	$10,212
Other property-related revenue	160	238	208
Total revenue	6,440	11,728	10,420
Certain Expenses
Property operating expenses	1,571	3,018	2,576
Real estate taxes	481	867	831
Supervisory and administrative fees	385	680	605
Total certain expenses	2,437	4,565	4,012
Revenue in excess of certain expenses	$4,003	$7,163	$6,408

(a)	See Note 3 for the number of properties and the related periods presented.

The accompanying notes are an integral part of these combined statements of revenue and certain expenses.

Northwest 2014 Properties
Notes to Combined Statements of Revenue and Certain Expenses
(dollars in thousands)
1. BASIS OF PRESENTATION
        National Storage Affiliates Trust ("NSA") acquired 27 self-storage properties during the period from January 1, 2014 through December 16, 2014 (collectively, the "Northwest 2014 Properties") through Northwest Self Storage ("Northwest"). Northwest is one of three founding participating regional operators that initiated NSA's formation transactions commencing on April 1, 2013.
        The accompanying combined statements of revenue and certain expenses (the "Statements") of the Northwest 2014 Properties have been prepared pursuant to Rule 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission. Accordingly, the Statements are not representative of the entire operations of the Northwest 2014 Properties for the periods presented as certain items are excluded. Such omitted items consist of depreciation and amortization, interest expense, and administrative costs not directly related to the future operations of the Northwest 2014 Properties.
        The unaudited combined statement of revenue and certain expenses for the interim period from January 1, 2014 through the earlier of the respective acquisition dates by NSA or December 16, 2014 was prepared on the same basis as the combined statements of revenue and certain expenses for the years ended December 31, 2013 and 2012, and reflects all adjustments, consisting of only normal recurring adjustments, which are, in the opinion of management, necessary for a fair presentation of the results of the unaudited interim period. The results of the unaudited interim period are not necessarily indicative of the expected results for the entire fiscal year.
2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
        Use of Estimates.    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.
        Revenue Recognition.    Management has determined that all of the leases associated with the Northwest 2014 Properties are operating leases, which may be terminated on a month-to-month basis. Rental income is recognized ratably over the lease term using the straight-line method. Rents received in advance are deferred and recognized on a straight-line basis over the related lease term associated with the prepayment. Promotional discounts and other incentives are recognized as a reduction to rental income over the applicable lease term. Other property-related revenue consists of ancillary revenues such as tenant insurance commissions and sales of storage supplies, which are recognized in the period earned.
        Advertising Costs.    Advertising costs are primarily attributable to internet, directory and other advertising. Advertising costs were expensed in the period in which the cost was incurred. Advertising costs amounted to $129 (unaudited) for the interim period from January 1, 2014 through the earlier of the respective acquisition dates by NSA or December 16, 2014, $221 for the year ended December 31, 2013, and $140 for the year ended December 31, 2012.
        Repairs and Maintenance.    Major replacements and betterments that improved or extended the life of the Northwest 2014 Properties were capitalized. Expenditures for ordinary repairs and maintenance were expensed as incurred. Repairs and maintenance amounted to $234 (unaudited) for the interim period from January 1, 2014 through the earlier of the respective acquisition dates by NSA or December 16, 2014, $433 for the year ended December 31, 2013, and $426 for the year ended December 31, 2012.

Northwest 2014 Properties
Notes to Combined Statements of Revenue and Certain Expenses (Continued)
(dollars in thousands)
3. UNAUDITED INTERIM OPERATING RESULTS BY ACQUISITION DATE (UNAUDITED)
        Presented below is the unaudited revenue and certain expenses for each group of acquisitions for the interim periods from January 1, 2014 through the earlier of the respective acquisition dates by NSA or December 16, 2014:

	NSA Acquisition Date
	April 1, 2014	May 31, 2014	June 30, 2014	August 27, 2014	October 3, 2014	October 20, 2014	December 1, 2014	December 5, 2014	December 16, 2014(a)	Total
Number of properties	10	2	5	5	1	1	1	1	1	27
Revenue
Rental revenue	$1,143	$652	$1,166	$1,407	$269	$460	$278	$326	$579	$6,280
Other property-related revenue	46	25	13	41	11	4	3	5	12	160
Total revenue	1,189	677	1,179	1,448	280	464	281	331	591	6,440
Certain Expenses
Property operating expenses	255	232	291	355	76	102	77	65	118	1,571
Real estate taxes	84	24	96	121	23	38	17	26	52	481
Supervisory and administrative fees	75	38	69	87	16	28	17	20	35	385
Total certain expenses	414	294	456	563	115	168	111	111	205	2,437
Revenue in excess of certain expenses	$775	$383	$723	$885	$165	$296	$170	$220	$386	$4,003

(a)	Represents a property that was developed by Northwest during 2012 for which the initial lease-up period commenced in January 2013.
4. RELATED PARTY TRANSACTIONS
        The Northwest 2014 Properties are subject to agreements entered into with Northwest that provide for a fee equal to 6% of gross revenue (as defined in the agreements). The amounts incurred under these agreements are included in supervisory and administrative fees in the accompanying combined statements of revenue and certain expenses. The services provided by Northwest consist of supervisory, administrative, leasing and related services.
        The employees responsible for operation of the Northwest 2014 Properties are employees of Northwest. The amounts charged by Northwest for salaries, wages and benefits for the Northwest 2014 Properties are included in property operating expenses and amounted to $557 (unaudited) for the interim period from January 1, 2014 through the earlier of the respective acquisition dates by NSA or December 16, 2014, $1,284 for the year ended December 31, 2013, and $1,105 for the year ended December 31, 2012.
5. SUBSEQUENT EVENTS
        Management has evaluated the events and transactions that have occurred through March 23, 2015, the date that the Statements were available to be issued, and noted no items requiring adjustment of the Statements or additional disclosure.

REPORT OF INDEPENDENT AUDITORS
To National Storage Affiliates Trust:
        We have audited the accompanying combined statements of revenue and certain expenses of Optivest 2014 Properties for the year ended December 31, 2013, and for the period commencing on the later of January 1, 2012 or Optivest's respective acquisition date (as set forth in Note 4) through December 31, 2012, and the related notes to the financial statements.
Management's Responsibility for Financial Statements
        Management is responsible for the preparation and fair presentation of these financial statements in accordance with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the financial statements that are free from material misstatement, whether due to fraud or error.
Auditors' Responsibility
        Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free from material misstatement.
        An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements of revenue and certain expenses. The procedures selected depend on the auditors' judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity's preparation and fair presentation of the combined statements of revenue and certain expenses in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.
        We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Opinion
        In our opinion, the financial statements referred to above present fairly, in all material respects, the revenue and certain expenses described in Note 1 to the financial statements of Optivest 2014 Properties for the year ended December 31, 2013, and for the period commencing upon the later of January 1, 2012 or Optivest's respective acquisition date (as set forth in Note 4) through December 31, 2012, in accordance with U.S. generally accepted accounting principles.
Basis of Accounting
        As described in Note 1 to the financial statements, the statements of revenue and certain expenses have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, and are not intended to be a complete presentation of revenue and expenses of Optivest 2014 Properties. Our opinion is not modified with respect to this matter.
/s/ EKS&H LLLP
Denver, Colorado
December 5, 2014

Optivest 2014 Properties
Combined Statements of Revenue and Certain Expenses
Interim Period from January 1, 2014 Through the Earlier of the Respective Acquisition Dates by NSA
or September 30, 2014 (Unaudited), for the Year Ended December 31,
2013, and the Period Commencing upon the Later of January 1, 2012 or Optivest's Respective
Acquisition Date Through December 31, 2012
(dollars in thousands)

	2014(a)	2013	2012(b)
	(Unaudited)
Revenue
Rental revenue	$3,310	$6,156	$5,534
Other property-related revenue	96	157	157
Total revenue	3,406	6,313	5,691
Certain Expenses
Property operating expenses	912	1,784	1,441
Real estate taxes	285	549	555
Supervisory and administrative fees	181	326	317
Total certain expenses	1,378	2,659	2,313
Revenue in excess of certain expenses	$2,028	$3,654	$3,378

(a)	See Note 3 for the number of properties and the related periods presented.

(b)	See Note 4 for the number of properties and the related periods presented.

The accompanying notes are an integral part of these combined statements of revenue and certain expenses.

Optivest 2014 Properties
Notes to Combined Statements of Revenue and Certain Expenses
(dollars in thousands)
1. BASIS OF PRESENTATION
        National Storage Affiliates Trust ("NSA") acquired 12 self-storage properties (collectively, the "Optivest 2014 Properties") during the nine months ended September 30, 2014 through Optivest Properties, LLC ("Optivest"). One of these 12 properties was not owned or managed by Optivest prior to August 1, 2012, and the remaining 11 properties were owned or managed by Optivest for the entire interim period from January 1, 2012 through the later of the respective dates that NSA acquired the properties or September 30, 2014. Optivest is one of three founding participating regional operators that initiated NSA's formation transactions commencing on April 1, 2013.
        The accompanying combined statements of revenue and certain expenses (the "Statements") of the Optivest 2014 Properties have been prepared pursuant to Rule 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission. Accordingly, the Statements are not representative of the entire operations of the Optivest 2014 Properties for the periods presented as certain items are excluded. Such omitted items consist of depreciation and amortization, interest expense, and administrative costs not directly related to the future operations of the Optivest 2014 Properties.
        The unaudited interim combined statement of revenue and certain expenses for the period from January 1, 2014 through the earlier of the respective acquisition dates by NSA or September 30, 2014, was prepared on the same basis as the combined statements of revenue and certain expenses for the year ended December 31, 2013 and for the period commencing upon the later of January 1, 2012 or Optivest's respective acquisition date through December 31, 2012, and reflects all adjustments, consisting of only normal recurring adjustments, which are, in the opinion of management, necessary for a fair presentation of the results of the unaudited interim period. The results of the unaudited interim period are not necessarily indicative of the expected results for the entire fiscal year.
2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
        Use of Estimates.    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.
        Revenue Recognition.    Management has determined that all of the leases associated with the Optivest 2014 Properties are operating leases, which may be terminated on a month-to-month basis. Rental income is recognized ratably over the lease term using the straight-line method. Rents received in advance are deferred and recognized on a straight-line basis over the related lease term associated with the prepayment. Promotional discounts and other incentives are recognized as a reduction to rental income over the applicable lease term. Other property-related revenue consists of ancillary revenues such as tenant insurance commissions and sales of storage supplies, which are recognized in the period earned.
        Advertising Costs.    Advertising costs are primarily attributable to internet, directory and other advertising. Advertising costs were expensed in the period in which the cost was incurred. Advertising costs amounted to $44 (unaudited) for the interim period from January 1, 2014 through the earlier of the respective acquisition dates by NSA or September 30, 2014, $92 for the year ended December 31, 2013, and $73 for the period commencing upon the later of January 1, 2012 or the respective acquisition date by Optivest through December 31, 2012.
        Repairs and Maintenance.    Major replacements and betterments that improved or extended the life of the Optivest 2014 Properties were capitalized. Expenditures for ordinary repairs and maintenance were expensed as incurred. Repairs and maintenance amounted to $70 (unaudited) for the interim period from January 1, 2014 through the earlier of the respective acquisition dates by NSA or September 30, 2014, $122 for the year ended December 31, 2013, and $65 for the period commencing upon the later of January 1, 2012 or the respective acquisition date by Optivest through December 31, 2012.

Optivest 2014 Properties
Notes to Combined Statements of Revenue and Certain Expenses (Continued)
(dollars in thousands)
3. UNAUDITED OPERATING RESULTS FOR 2014 BY NSA ACQUISITION DATE
        Presented below is the unaudited revenue and certain expenses for each group of properties for the interim period from January 1, 2014 through the earlier of the respective acquisition dates by NSA or September 30, 2014:

	NSA Acquisition Date
	April 1, 2014	July 1, 2014	September 30, 2014	Total
Number of properties	3	7	2	12
Revenue
Rental revenue	$274	$1,856	$1,180	$3,310
Other property-related revenue	9	51	36	96
Total revenue	283	1,907	1,216	3,406
Certain Expenses
Property operating expenses	97	533	282	912
Real estate taxes	25	165	95	285
Supervisory and administrative fees	18	95	68	181
Total certain expenses	140	793	445	1,378
Revenue in excess of certain expenses	$143	$1,114	$771	$2,028

Optivest 2014 Properties
Notes to Combined Statements of Revenue and Certain Expenses (Continued)
(dollars in thousands)
4. OPERATING RESULTS FOR 2012 BY OPTIVEST ACQUISITION DATE
        Presented below is revenue and certain expenses for the group of 12 properties owned by Optivest for the entire year ended December 31, 2012, and one property acquired by Optivest on August 1, 2012 which is presented for the period from Optivest's acquisition date through December 31, 2012:

	Optivest Acquisition Date
	Prior to 2012	August 1, 2012	Total
Number of properties	11	1	12
Revenue
Rental revenue	$5,346	$188	$5,534
Other property-related revenue	148	9	157
Total revenue	5,494	197	5,691
Certain Expenses
Property operating expenses	1,396	45	1,441
Real estate taxes	543	12	555
Supervisory and administrative fees	306	11	317
Total certain expenses	2,245	68	2,313
Revenue in excess of certain expenses	$3,249	$129	$3,378
5. RELATED PARTY TRANSACTIONS
        The Optivest 2014 Properties are subject to agreements entered into with Optivest that provide for a fee equal to 6% of gross revenue (as defined in the agreements). The amounts incurred under these agreements are included in supervisory and administrative fees in the accompanying combined statements of revenue and certain expenses. The services provided by Optivest consist of supervisory, administrative, leasing and related services.
        The employees responsible for operation of the Optivest 2014 Properties are employees of Optivest. The amounts charged by Optivest for salaries, wages and benefits for the Optivest 2014 Properties are included in property operating expenses and amounted to $477 (unaudited) for the interim period from January 1, 2014 through the earlier of the respective acquisition dates by NSA or September 30, 2014, $886 for the year ended December 31, 2013, and $696 for the period commencing upon the later of January 1, 2012 or the respective acquisition date by Optivest through December 31, 2012.
6. SUBSEQUENT EVENTS
        Management has evaluated the events and transactions that have occurred through December 5, 2014, the date that the Statements were available to be issued, and noted no items requiring adjustment of the Statements or additional disclosure.

REPORT OF INDEPENDENT AUDITORS
To National Storage Affiliates Trust:
        We have audited the accompanying combined statements of revenue and certain expenses of the Guardian 2014 Properties for the years ended December 31, 2013 and 2012, and the related notes to the financial statements.
Management's Responsibility for Financial Statements
        Management is responsible for the preparation and fair presentation of these financial statements in accordance with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the financial statements that are free from material misstatement, whether due to fraud or error.
Auditors' Responsibility
        Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free from material misstatement.
        An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements of revenue and certain expenses. The procedures selected depend on the auditors' judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity's preparation and fair presentation of the combined statements of revenue and certain expenses in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.
        We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Opinion
        In our opinion, the financial statements referred to above present fairly, in all material respects, the revenue and certain expenses described in Note 1 to the financial statements of the Guardian 2014 Properties for the years ended December 31, 2013 and 2012, in accordance with U.S. generally accepted accounting principles.
Basis of Accounting
        As described in Note 1 to the financial statements, the statements of revenue and certain expenses have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, and are not intended to be a complete presentation of revenue and expenses of the Guardian 2014 Properties. Our opinion is not modified with respect to this matter.
/s/ EKS&H LLLP
Denver, Colorado
March 23, 2015

Guardian 2014 Properties

Combined Statements of Revenue and Certain Expenses

Interim Period from January 1, 2014 Through the Earlier of the Respective Acquisition Dates by NSA
or October 8, 2014 (Unaudited), and for the Years Ended December 31, 2013 and 2012

(dollars in thousands)

	2014(a)	2013	2012
	(Unaudited)
Revenue
Rental revenue	$10,261	$15,469	$14,896
Other property-related revenue	605	828	441
Total revenue	10,866	16,297	15,337
Certain Expenses
Property operating expenses	2,396	3,709	3,875
Real estate taxes	882	1,286	1,254
Supervisory and administrative fees	685	911	887
Total certain expenses	3,963	5,906	6,016
Revenue in excess of certain expenses	$6,903	$10,391	$9,321

(a)	See Note 3 for the number of properties and the related periods presented.

The accompanying notes are an integral part of these combined statements of revenue and certain expenses.

Guardian 2014 Properties

Notes to Combined Statements of Revenue and Certain Expenses

(dollars in thousands)
1. BASIS OF PRESENTATION
        National Storage Affiliates Trust ("NSA") acquired 19 self-storage properties during the period from January 1, 2014 through October 8, 2014 (collectively, the "Guardian 2014 Properties") through Guardian Storage Centers, LLC ("Guardian"). Guardian is one of NSA's participating regional operators.
        The accompanying combined statements of revenue and certain expenses (the "Statements") of the Guardian 2014 Properties have been prepared pursuant to Rule 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission. Accordingly, the Statements are not representative of the entire operations of the Guardian 2014 Properties for the periods presented as certain items are excluded. Such omitted items consist of depreciation and amortization, interest expense, and administrative costs not directly related to the future operations of the Guardian 2014 Properties.
        The unaudited interim combined statement of revenue and certain expenses for the period from January 1, 2014 through the earlier of the respective acquisition dates by NSA or October 8, 2014, was prepared on the same basis as the combined statements of revenue and certain expenses for the years ended December 31, 2013 and 2012, and reflects all adjustments, consisting of only normal recurring adjustments, which are, in the opinion of management, necessary for a fair presentation of the results of the unaudited interim period. The results of the unaudited interim period are not necessarily indicative of the expected results for the entire fiscal year.
2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
        Use of Estimates.    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.
        Revenue Recognition.    Management has determined that all of the leases associated with the Guardian 2014 Properties are operating leases, which may be terminated on a month-to-month basis. Rental income is recognized ratably over the lease term using the straight-line method. Rents received in advance are deferred and recognized on a straight-line basis over the related lease term associated with the prepayment. Promotional discounts and other incentives are recognized as a reduction to rental income over the applicable lease term. Other property-related revenue consists of ancillary revenues such as tenant insurance commissions and sales of storage supplies, which are recognized in the period earned.
        Advertising Costs.    Advertising costs are primarily attributable to internet, directory and other advertising. Advertising costs were expensed in the period in which the cost was incurred. Advertising costs amounted to $212 (unaudited) for the interim period from January 1, 2014 through the earlier of the respective acquisition dates by NSA or October 8, 2014, $275 for the year ended December 31, 2013, and $279 for the year ended December 31, 2012.
        Repairs and Maintenance.    Major replacements and betterments that improved or extended the life of the Guardian 2014 Properties were capitalized. Expenditures for ordinary repairs and maintenance were expensed as incurred. Repairs and maintenance amounted to $79 (unaudited) for the interim period from January 1, 2014 through the earlier of the respective acquisition dates by NSA or October 8, 2014, $106 for the year ended December 31, 2013, and $101 for the year ended December 31, 2012.

Guardian 2014 Properties
Notes to Combined Statements of Revenue and Certain Expenses (Continued)
(dollars in thousands)
3. UNAUDITED INTERIM OPERATING RESULTS BY NSA ACQUISITION DATE
        Presented below is the unaudited revenue and certain expenses for each group of acquisitions for the interim period from January 1, 2014 through the earlier of the respective acquisition dates by NSA or October 8, 2014:

	NSA Acquisition Date
	April 1, 2014	May 31, 2014	July 1, 2014	September 17, 2014	October 1, 2014	October 8, 2014	Total
Number of properties	2	2	2	7	5	1	19
Revenue
Rental revenue	$404	$278	$482	$5,205	$2,772	$1,120	$10,261
Other property-related revenue	21	23	43	267	179	72	605
Total revenue	425	301	525	5,472	2,951	1,192	10,866
Certain Expenses
Property operating expenses	87	126	168	1,115	731	169	2,396
Real estate taxes	39	17	38	464	216	108	882
Supervisory and administrative fees	22	18	31	368	174	72	685
Total certain expenses	148	161	237	1,947	1,121	349	3,963
Revenue in excess of certain expenses	$277	$140	$288	$3,525	$1,830	$843	$6,903

(a)	Represents properties that NSA has a contractual right to acquire. See also Note 6.
4. RELATED PARTY TRANSACTIONS
        The Guardian 2014 Properties are subject to agreements entered into with Guardian for supervisory, administrative, leasing and related services. The fees range from approximately 4.0% to 6.5% of gross revenue (as defined in the agreements). The amounts incurred under these agreements are included in supervisory and administrative fees in the accompanying combined statements of revenue and certain expenses.
        The employees responsible for operation of the Guardian 2014 Properties are employees of Guardian. The amounts charged by Guardian for salaries, wages and benefits for the Guardian 2014 Properties are included in property operating expenses and amounted to $1,106 (unaudited) for the interim period from January 1, 2014 through the earlier of the respective acquisition dates by NSA or October 8, 2014, $1,810 for the year ended December 31, 2013, and $1,796 for the year ended December 31, 2012.

Guardian 2014 Properties
Notes to Combined Statements of Revenue and Certain Expenses (Continued)
(dollars in thousands)
5. COMMITMENTS
        One self-storage property included in the Guardian 2014 Properties is subject to a long-term ground lease agreement that is classified as an operating lease. This agreement provides for a minimum lease term that expires in 2045. The lease agreement provides for six 5-year extension options that, if exercised, would extend the lease expiration until 2075. The ground lease agreement provides for fixed increases of 10% after every 5-year period and, accordingly, Guardian has recognized lease expense on a straight-line basis over the entire minimum lease term. Rent expense under this ground lease agreement is included in property operating expenses and amounted to $67 (unaudited) for the interim period from January 1, 2014 through the earlier of the respective acquisition dates by NSA or October 8, 2014, $94 for the year ended December 31, 2013, and $94 for the year ended December 31, 2012.
        Future minimum cash payments under this ground lease are as follows:

Year Ending December 31:
2015	$77
2016	80
2017	80
2018	80
2019	80
Thereafter	2,715
Total	$3,112
6. SUBSEQUENT EVENTS
        Management has evaluated the events and transactions that have occurred through March 23, 2015, the date that the Statements were available to be issued, and noted no items requiring adjustment of the Statements or additional disclosure.

REPORT OF INDEPENDENT AUDITORS
To National Storage Affiliates Trust:
        We have audited the accompanying combined statements of revenue and certain expenses of the Guardian 2015 Properties for the years ended December 31, 2014, 2013 and 2012, and the related notes to the financial statements.
Management's Responsibility for Financial Statements
        Management is responsible for the preparation and fair presentation of these financial statements in accordance with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the financial statements that are free from material misstatement, whether due to fraud or error.
Auditors' Responsibility
        Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free from material misstatement.
        An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements of revenue and certain expenses. The procedures selected depend on the auditors' judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity's preparation and fair presentation of the combined statements of revenue and certain expenses in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.
        We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Opinion
        In our opinion, the financial statements referred to above present fairly, in all material respects, the revenue and certain expenses described in Note 1 to the financial statements of the Guardian 2015 Properties for the years ended December 31, 2014, 2013 and 2012, in accordance with U.S. generally accepted accounting principles.
Basis of Accounting
        As described in Note 1 to the financial statements, the statements of revenue and certain expenses have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, and are not intended to be a complete presentation of revenue and expenses of the Guardian 2015 Properties. Our opinion is not modified with respect to this matter.
/s/ EKS&H LLLP
Denver, Colorado
March 23, 2015

Guardian 2015 Properties
Combined Statements of Revenue and Certain Expenses
For the Years Ended December 31, 2014, 2013 and 2012
(dollars in thousands)

	2014	2013	2012
Revenue
Rental revenue	$4,744	$4,588	$4,505
Other property-related revenue	217	251	114
Total revenue	4,961	4,839	4,619
Certain Expenses
Property operating expenses	1,945	1,834	1,870
Real estate taxes	187	184	184
Supervisory and administrative fees	257	248	237
Total certain expenses	2,389	2,266	2,291
Revenue in excess of certain expenses	$2,572	$2,573	$2,328

The accompanying notes are an integral part of these combined statements of revenue and certain expenses.

Guardian 2015 Properties
Notes to Combined Statements of Revenue and Certain Expenses
(dollars in thousands)
1. BASIS OF PRESENTATION
        National Storage Affiliates Trust ("NSA") acquired six self-storage properties during January 2015 (collectively, the "Guardian 2015 Properties") through Guardian Storage Centers, LLC ("Guardian"). Guardian is one of NSA's participating regional operators.
        The accompanying combined statements of revenue and certain expenses (the "Statements") of the Guardian 2015 Properties have been prepared pursuant to Rule 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission. Accordingly, the Statements are not representative of the entire operations of the Guardian 2015 Properties for the periods presented as certain items are excluded. Such omitted items consist of depreciation and amortization, interest expense, and administrative costs not directly related to the future operations of the Guardian 2015 Properties.
2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
        Use of Estimates.    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.
        Revenue Recognition.    Management has determined that all of the customer leases associated with the Guardian 2015 Properties are operating leases, which may be terminated on a month-to-month basis. Rental income is recognized ratably over the lease term using the straight-line method. Rents received in advance are deferred and recognized on a straight-line basis over the related lease term associated with the prepayment. Promotional discounts and other incentives are recognized as a reduction to rental income over the applicable lease term. Other property-related revenue consists of ancillary revenues such as tenant insurance commissions and sales of storage supplies, which are recognized in the period earned.
        Advertising Costs.    Advertising costs are primarily attributable to internet, directory and other advertising. Advertising costs were expensed in the period in which the cost was incurred. Advertising costs amounted to $87, $76 and $63 for the years ended December 31, 2014, 2013 and 2012, respectively.
        Repairs and Maintenance.    Major replacements and betterments that improved or extended the life of the Guardian 2015 Properties were capitalized. Expenditures for ordinary repairs and maintenance were expensed as incurred. Repairs and maintenance amounted to $44, $42 and $39 for the years ended December 31, 2014, 2013, and 2012, respectively.
3. RELATED PARTY TRANSACTIONS
        The Guardian 2015 Properties are subject to agreements entered into with Guardian for supervisory, administrative, leasing and related services. The fees range from approximately 4.0% to 6.5% of gross revenue (as defined in the agreements). The amounts incurred under these agreements are included in supervisory and administrative fees in the accompanying combined statements of revenue and certain expenses.
        The employees responsible for operation of the Guardian 2015 Properties are employees of Guardian. The amounts charged by Guardian for salaries, wages and benefits for the Guardian 2015 Properties are included in property operating expenses and amounted to $520, $549, and $599 for the years ended December 31, 2014, 2013, and 2012, respectively.

Guardian 2015 Properties
Notes to Combined Statements of Revenue and Certain Expenses (Continued)
(dollars in thousands)
4. COMMITMENTS
        Three self-storage properties included in the Guardian 2015 Properties are subject to long-term ground lease agreements that are classified as operating leases. These agreements provide for minimum lease terms that expire between 2024 and 2031. The lease agreements provide for extension options that if exercised would extend the lease expirations between 2034 and 2051. Two of the three ground lease agreements provide for fixed rental increases between 12.0% and 12.5% after every five year period and, accordingly, Guardian has recognized lease expense on a straight-line basis over the entire minimum lease terms.
        One of the ground lease agreements provides for fixed annual rentals of $250 over the entire lease term plus contingent rentals to the extent that 20% of gross annual revenue from the property exceeds fixed annual rentals of $250. For the year ended December 31, 2014, contingent rentals amounted to $30.
        Rent expense under all three ground lease agreements is included in property operating expenses and amounted to $665 (including contingent rentals of $30) for each of the years ended December 31, 2014, 2013, and 2012.
        Future minimum cash payments (exclusive of contingent rentals) under ground leases are as follows:

Year Ending December 31:
2015	$735
2016	744
2017	752
2018	752
2019	766
Thereafter	5,833
Total	$9,582
5. SUBSEQUENT EVENTS
        Management has evaluated the events and transactions that have occurred through March 23, 2015, the date that the Statements were available to be issued, and noted no items requiring adjustment of the Statements or additional disclosure.

REPORT OF INDEPENDENT AUDITORS
To National Storage Affiliates Trust:
        We have audited the accompanying combined statements of revenue and certain expenses of the All Stor Properties for the period from the later of January 1, 2014 or All Stor's respective acquisition date (as set forth in Note 3) through December 31, 2014, and for the period from the later of March 14, 2013 or All Stor's respective acquisition dates (as set forth in Note 4) through December 31, 2013, and the related notes to the financial statements.
Management's Responsibility for Financial Statements
        Management is responsible for the preparation and fair presentation of these financial statements in accordance with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the financial statements that are free from material misstatement, whether due to fraud or error.
Auditors' Responsibility
        Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free from material misstatement.
        An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements of revenue and certain expenses. The procedures selected depend on the auditors' judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity's preparation and fair presentation of the combined statements of revenue and certain expenses in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.
        We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Opinion
        In our opinion, the financial statements referred to above present fairly, in all material respects, the revenue and certain expenses described in Note 1 to the financial statements of the All Stor Properties for the period from the later of January 1, 2014 or All Stor's respective acquisition date (as set forth in Note 3) through December 31, 2014, and for the period from the later of March 14, 2013 or All Stor's respective acquisition dates (as set forth in Note 4) through December 31, 2013, in accordance with U.S. generally accepted accounting principles.
Basis of Accounting
        As described in Note 1 to the financial statements, the statements of revenue and certain expenses have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, and are not intended to be a complete presentation of revenue and expenses of the All Stor Properties. Our opinion is not modified with respect to this matter.
/s/ EKS&H LLLP
Denver, Colorado
March 23, 2015

All Stor Properties
Combined Statements of Revenue and Certain Expenses
For the Period from the Later of January 1, 2014 or All Stor's Respective Acquisition Date Through
December 31, 2014, and the Period from the Later of March 14, 2013 or All Stor's Respective
Acquisition Dates Through December 31, 2013
(dollars in thousands)

	2014(a)	2013(b)
Revenue
Rental revenue	$6,168	$3,698
Other property-related revenue	373	131
Total revenue	6,541	3,829
Certain Expenses
Property operating expenses	1,741	996
Real estate taxes	404	220
Supervisory and administrative fees	392	230
Total certain expenses	2,537	1,446
Revenue in excess of certain expenses	$4,004	$2,383

(a)	See Note 3 for the number of properties and the related periods presented.

(b)	See Note 4 for the number of properties and the related periods presented.

The accompanying notes are an integral part of these combined statements of revenue and certain expenses.

All Stor Properties
Notes to Combined Statements of Revenue and Certain Expenses
(dollars in thousands)
1. BASIS OF PRESENTATION
        National Storage Affiliates Trust ("NSA") is under contract to acquire 12 self-storage properties (collectively, the "All Stor Properties") from All Stor Storage, LLC ("All Stor"). All Stor purchased these properties on various dates between March 14, 2013 and February 6, 2014.
        The accompanying combined statements of revenue and certain expenses (the "Statements") of the All Stor Properties have been prepared pursuant to Rule 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission. Accordingly, the Statements are not representative of the entire operations of the All Stor Properties for the periods presented as certain items are excluded. Such omitted items consist of depreciation and amortization, interest expense, and administrative costs not directly related to the future operations of the All Stor Properties.
2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
        Use of Estimates.    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.
        Revenue Recognition.    Management has determined that all of the leases associated with the All Stor Properties are operating leases, which may be terminated on a month-to-month basis. Rental income is recognized ratably over the lease term using the straight-line method. Rents received in advance are deferred and recognized on a straight-line basis over the related lease term associated with the prepayment. Promotional discounts and other incentives are recognized as a reduction to rental income over the applicable lease term. Other property-related revenue consists of ancillary revenues such as tenant insurance commissions and sales of storage supplies, which are recognized in the period earned.
        Advertising Costs.    Advertising costs are primarily attributable to internet, directory and other advertising. Advertising costs were expensed in the period in which the cost was incurred. Advertising costs amounted to $108 for the period from the later of January 1, 2014 or All Stor's respective acquisition date (as set forth in Note 3) through December 31, 2014, and $66 for the period from the later of March 14, 2013 or All Stor's respective acquisition dates (as set forth in Note 4) through December 31, 2013.
        Repairs and Maintenance.    Major replacements and betterments that improved or extended the life of the All Stor Properties were capitalized. Expenditures for ordinary repairs and maintenance were expensed as incurred. Repairs and maintenance amounted to $122 for the period from the later of January 1, 2014 or All Stor's respective acquisition date (as set forth in Note 3) through December 31, 2014, and $89 for the period from the later of March 14, 2013 or All Stor's respective acquisition dates (as set forth in Note 4) through December 31, 2013.

All Stor Properties
Notes to Combined Statements of Revenue and Certain Expenses (Continued)
(dollars in thousands)
3. OPERATING RESULTS FOR 2014 BY ALL STOR ACQUISITION DATE
        Presented below is the revenue and certain expenses for 11 properties acquired by All Stor in 2013, which are included for the entire period from January 1, 2014 through December 31, 2014, and the acquisition completed by All Stor on February 6, 2014, which is included for the period from February 6, 2014 through December 31, 2014:

	Acquisition Date by All Stor
	Various Dates 2013	February 6, 2014	Total
Number of properties	11	1	12
Revenue
Rental revenue	$5,779	$389	$6,168
Other property-related revenue	345	28	373
Total revenue	6,124	417	6,541
Certain Expenses
Property operating expenses	1,610	131	1,741
Real estate taxes	382	22	404
Supervisory and administrative fees	367	25	392
Total certain expenses	2,359	178	2,537
Revenue in excess of certain expenses	$3,765	$239	$4,004
4. OPERATING RESULTS FOR 2013 BY ALL STOR ACQUISITION DATE
        Presented below is the revenue and certain expenses for 11 properties acquired by All Stor in 2013, which are included for the period from the later of March 14, 2013 or All Stor's respective acquisition dates through December 31, 2013:

	Date Acquired by All Stor
	March 14, 2013	April 4, 2013	May 9, 2013	May 23, 2013	August 28, 2013	Total
Number of properties	2	4	1	3	1	11
Revenue
Rental revenue	$508	$1,593	$380	$1,026	$191	$3,698
Other property-related revenue	9	101	3	18	—	131
Total revenue	517	1,694	383	1,044	191	3,829
Certain Expenses
Property operating expenses	179	427	85	267	38	996
Real estate taxes	40	114	24	38	4	220
Supervisory and administrative fees	31	102	23	63	11	230
Total certain expenses	250	643	132	368	53	1,446
Revenue in excess of certain expenses	$267	$1,051	$251	$676	$138	$2,383

All Stor Properties
Notes to Combined Statements of Revenue and Certain Expenses (Continued)
(dollars in thousands)
5. RELATED PARTY TRANSACTIONS
        The All Stor Properties are subject to agreements that provide for a fee equal to 6% of gross revenue (as defined in the agreements). These agreements were entered into with Square Foot Management Company, LLC ("Square Foot"), an affiliate of All Stor. The amounts incurred under these agreements are included in supervisory and administrative fees in the accompanying combined statements of revenue and certain expenses. The services provided by Square Foot consist of supervisory, administrative, leasing and related services.
        The employees responsible for operation of the All Stor Properties are employees of Square Foot. The amounts charged by Square Foot for salaries, wages and benefits for the All Stor Properties are included in property operating expenses and amounted to $781 for the period from the later of January 1, 2014 or All Stor's respective acquisition date (as set forth in Note 3) through December 31, 2014, and $432 for the period from the later of March 14, 2013 or All Stor's respective acquisition dates (as set forth in Note 4) through December 31, 2013.
6. SUBSEQUENT EVENTS
        Management has evaluated the events and transactions that have occurred through March 23, 2015, the date that the Statements were available to be issued, and noted no items requiring adjustment of the Statements or additional disclosure.

REPORT OF INDEPENDENT AUDITORS
To National Storage Affiliates Trust:
        We have audited the accompanying combined statements of revenue and certain expenses of the Move It Properties for the year ended December 31, 2013, and the related notes to the financial statements.
Management's Responsibility for Financial Statements
        Management is responsible for the preparation and fair presentation of these financial statement in accordance with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.
Auditors' Responsibility
        Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.
        An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statement of revenue and certain expenses. The procedures selected depend on the auditors' judgment, including the assessment of the risks of material misstatement of the financial statement, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity's preparation and fair presentation of the combined statements of revenue and certain expenses in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statement.
        We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Opinion
        In our opinion, the financial statements referred to above present fairly, in all material respects, the revenue and certain expenses described in Note 1 to the financial statement of the Move It Properties for the year ended December 31, 2013, in accordance with U.S. generally accepted accounting principles.
Basis of Accounting
        As described in Note 1 to the financial statements, the statements of revenue and certain expenses have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, and is not intended to be a complete presentation of revenue and expenses of the Move It Properties. Our opinion is not modified with respect to this matter.
/s/ EKS&H LLLP
Denver, Colorado
November 21, 2014

Move It Properties
Combined Statements of Revenue and Certain Expenses
Interim Period from January 1, 2014 Through September 4, 2014 (Unaudited), and
for the Year Ended December 31, 2013
(dollars in thousands)

	2014	2013
	(Unaudited)
Revenue
Rental revenue	$3,951	$5,501
Other property-related revenue	55	81
Total revenue	4,006	5,582
Certain Expenses
Property operating expenses	1,262	2,189
Real estate taxes	390	499
Total certain expenses	1,652	2,688
Revenue in excess of certain expenses	$2,354	$2,894

The accompanying notes are an integral part of these combined statements of revenue and certain expenses.

Move It Properties
Notes to Combined Statements of Revenue and Certain Expenses
(dollars in thousands)
1. BASIS OF PRESENTATION
        National Storage Affiliates Trust ("NSA") acquired nine self-storage properties on September 4, 2014 (collectively, the "Move It Properties") through Move It Self Storage, LP ("Move It"). Move It is one of NSA's participating regional operators.
        The accompanying combined statements of revenue and certain expenses (the "Statements") of the Move It Properties have been prepared pursuant to Rule 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission. Accordingly, the Statements are not representative of the entire operations of the Move It Properties for the periods presented as certain items are excluded. Such omitted items consist of depreciation and amortization, interest expense, and administrative costs not directly related to the future operations of the Move It Properties.
        The unaudited interim combined statement of revenue and certain expenses for the period from January 1, 2014 through September 4, 2014, was prepared on the same basis as the combined statement of revenue and certain expenses for the year ended December 31, 2013, and reflects all adjustments, consisting of only normal recurring adjustments, which are, in the opinion of management, necessary for a fair presentation of the results of the unaudited interim period. The results of the unaudited interim period are not necessarily indicative of the expected results for the entire fiscal year.
2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
        Use of Estimates.    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.
        Revenue Recognition.    Management has determined that all of the leases associated with the Move It Properties are operating leases, which may be terminated on a month-to-month basis. Rental income is recognized ratably over the lease term using the straight-line method. Rents received in advance are deferred and recognized on a straight-line basis over the related lease term associated with the prepayment. Promotional discounts and other incentives are recognized as a reduction to rental income over the applicable lease term. Other property-related revenue consists of ancillary revenues such as tenant insurance commissions and sales of storage supplies, which are recognized in the period earned.
        Advertising Costs.    Advertising costs are primarily attributable to internet, directory and other advertising. Advertising costs were expensed in the period in which the cost was incurred. Advertising costs amounted to $44 (unaudited) for the interim period from January 1, 2014 through September 4, 2014, and $160 for the year ended December 31, 2013.
        Repairs and Maintenance.    Major replacements and betterments that improved or extended the life of the Move It Properties were capitalized. Expenditures for ordinary repairs and maintenance were expensed as incurred. Repairs and maintenance amounted to $61 (unaudited) for the interim period from January 1, 2014 through September 4, 2014, and $125 for the year ended December 31, 2013.
4. RELATED PARTY TRANSACTIONS
        The employees responsible for operation of the Move It Properties are employees of Move It. The amounts charged by Move It for salaries, wages and benefits for the Move It Properties are included in property operating expenses and amounted to $622 (unaudited) for the interim period from January 1, 2014 through September 4, 2014, and $987 for the year ended December 31, 2013.

Move It Properties
Notes to Combined Statements of Revenue and Certain Expenses (Continued)
(dollars in thousands)
5. SUBSEQUENT EVENTS
        Management has evaluated the events and transactions that have occurred through November 21, 2014, the date that the Statements were available to be issued, and noted no items requiring adjustment of the Statements or additional disclosure.

INDEPENDENT AUDITORS REPORT
To National Storage Affiliates Trust
We have audited the accompanying combined statements of revenue and certain expenses of the Hide-Away Properties for the year ended December 31, 2015, and the related notes to the combined financial statements.
MANAGEMENT'S RESPONSIBILITY FOR COMBINED FINANCIAL STATEMENTS
Management is responsible for the preparation and fair presentation of these financial statements in accordance with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the financial statements that are free from material misstatement, whether due to fraud or error.
AUDITORS' RESPONSIBILITY
Our responsibility is to express an opinion on these combined financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined financial statements are free from material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the combined financial statements of revenue and certain expenses. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the combined financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the combined statements of revenue and certain expenses in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the combined financial statements.
We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
OPINION
In our opinion, the combined financial statements referred to above present fairly, in all material respects, the revenue and certain expenses described in Note 1 to the financial statements of the Hide-Away Properties for the year ended December 31, 2015, in accordance with U.S. generally accepted accounting principles.
BASIS OF ACCOUNTING
As described in Note 1 to the combined financial statements, the statements of revenue and certain expenses have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, and are not intended to be a complete presentation of revenue and expenses of the Hide-Away Properties. Our opinion is not modified with respect to this matter.
/s/ EKS&H LLLP
Denver, Colorado
May 24, 2016

Hide-Away Properties

Combined Statements of Revenue and Certain Expenses

For the Three Months Ended March 31, 2016 (Unaudited),
and for the Year Ended December 31, 2015

(dollars in thousands)

	2016	2015
	(Unaudited)
Revenue
Rental revenue	$3,492	$12,837
Other property-related revenue	14	89
Total revenue	3,506	12,926
Certain Expenses
Property operating expenses	971	4,121
Real estate taxes	212	847
Supervisory and administrative fees	206	753
Total certain expenses	1,389	5,721
Revenue in excess of certain expenses	$2,117	$7,205

The accompanying notes are an integral part of these statements of revenue and certain expenses.

Hide-Away Properties

Notes to Combined Statements of Revenue and Certain Expenses

(dollars in thousands)

1.     BASIS OF PRESENTATION

National Storage Affiliates Trust (“NSA”) acquired twelve self-storage properties and two warehouses that support the mobile storage business on April 1, 2016 (the “Hide-Away Properties”) from parties related to Hide-Away Storage Services, Inc. (“Hide-Away”). Hide-Away is one of NSA’s participating regional operators.

The accompanying combined statements of revenue and certain expenses (the “Statements”) of the Hide-Away Properties have been prepared pursuant to Rule 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission. Accordingly, the Statements are not representative of the entire operations of the Hide-Away Properties for the periods presented as certain items are excluded. Such omitted items consist of depreciation and amortization, interest expense, and administrative costs not directly related to the future operations of the Hide-Away Properties.

The unaudited interim combined statements of revenue and certain expenses for the period from January 1, 2016 through March 31, 2016, were prepared on the same basis as the combined statements of revenue and certain expenses for the year ended December 31, 2015, and reflects all adjustments, consisting of only normal recurring adjustments, which are, in the opinion of management necessary for a fair presentation of the results of the unaudited interim period. The results of the unaudited interim period are not necessarily indicative of the expected results for the entire fiscal year.

2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Revenue Recognition. Management has determined that all of the leases associated with the Hide-Away Properties are operating leases. Rental income is recognized ratably over the lease term using the straight-line method. Rents received in advance are deferred and recognized on a straight-line basis over the related lease term associated with the prepayment. Promotional discounts and other incentives are recognized as a reduction to rental income over the applicable lease term. Other property-related revenue consists of ancillary revenues such as tenant insurance commissions and sales of storage supplies, which are recognized in the period earned.

Advertising Costs. Advertising costs are primarily attributable to internet, directory and other advertising. Advertising costs were expensed in the period in which the cost was incurred. Advertising costs amounted to $35 (unaudited) and $181 for the three months ended March 31, 2016 and for the year ended December 31, 2015, respectively.

Repairs and Maintenance. Major replacements and betterments that improved or extended the life of the Hide-Away Properties were capitalized. Expenditures for ordinary repairs and maintenance were expensed as incurred. Repairs and maintenance amounted to $59 (unaudited) and $297 for the three months ended March 31, 2016 and for the year ended December 31, 2015, respectively.

3.     OPERATING LEASE AGREEMENTS

Leases associated with the self storage properties and the mobile storage business may generally be terminated on a month-to-month basis. Certain leases with customers for use of space in the warehouses or real property used for cellular towers and billboards have multi-year terms.

The following table summarizes the minimum lease payments for leases with lease periods greater than one year at December 31, 2015:

2016	$237
2017	281
2018	284
2019	279
2020	115
Thereafter	169
Total	$1,365

These amounts do not reflect future rental revenues from the renewal or replacement of existing leases and exclude reimbursements of operating expenses.

4.     RELATED PARTY TRANSACTIONS

The Hide-Away Properties are subject to agreements entered into with Hide-Away that provide for a fee equal to 6% of gross revenue and a monthly accounting fee (as defined in the agreements). The amounts incurred under these agreements are included in supervisory and administrative fees in the accompanying combined statements of revenue and certain expenses. The services provided by Hide-Away consist of supervisory, administrative, leasing and related services.

The employees responsible for operation of the Hide-Away Properties are employees of Hide-Away. The amounts charged by Hide-Away for salaries, wages and benefits for the Hide-Away Properties are included in property operating expenses and amounted to $413 (unaudited) and $1,744 for the three months ended March 31, 2016 and for the year ended December 31, 2015, respectively.

5.     SUBSEQUENT EVENTS

Management has evaluated the events and transactions that have occurred through May 24, 2016, the date that the Statements were available to be issued, and noted no items requiring adjustment of the Statements or additional disclosure.

INDEPENDENT AUDITORS REPORT
To National Storage Affiliates Trust
We have audited the accompanying combined statements of revenue and certain expenses of the SecurCare Oklahoma Properties for the years ended December 31, 2015, 2014 and 2013 and the related notes to the combined financial statements.
MANAGEMENT'S RESPONSIBILITY FOR COMBINED FINANCIAL STATEMENTS
Management is responsible for the preparation and fair presentation of these combined financial statements in accordance with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the combined financial statements that are free from material misstatement, whether due to fraud or error.
AUDITORS' RESPONSIBILITY
Our responsibility is to express an opinion on these combined financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined financial statements are free from material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the combined financial statements of revenue and certain expenses. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the combined financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the combined statements of revenue and certain expenses in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the combined financial statements.
We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
OPINION
In our opinion, the combined financial statements referred to above present fairly, in all material respects, the revenue and certain expenses described in Note 1 to the combined financial statements of the SecurCare Oklahoma Properties for the years ended December 31, 2015, 2014 and 2013 in accordance with U.S. generally accepted accounting principles.
BASIS OF ACCOUNTING
As described in Note 1 to the combined financial statements, the statements of revenue and certain expenses have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, and are not intended to be a complete presentation of revenue and expenses of the SecurCare Oklahoma Properties. Our opinion is not modified with respect to this matter.
/s/ EKS&H LLLP
Denver, Colorado
May 24, 2016

SecurCare Oklahoma Properties

Combined Statements of Revenue and Certain Expenses

For the Years Ended December 31, 2015, 2014 and 2013
(dollars in thousands)

	2015	2014	2013

Revenue
Rental revenue	$1,327	$1,102	$1,043
Other property-related revenue	24	19	9
Total revenue	1,351	1,121	1,052
Certain Expenses
Property operating expenses	354	343	327
Real estate taxes	126	126	86
Supervisory and administrative fees	74	61	55
Total certain expenses	554	530	468
Revenue in excess of certain expenses	$797	$591	$584

The accompanying notes are an integral part of these statements of revenue and certain expenses.

SecurCare Oklahoma Properties

Notes to Combined Statements of Revenue and Certain Expenses

(dollars in thousands)

1.     BASIS OF PRESENTATION

National Storage Affiliates Trust (“NSA”) acquired three self storage properties on January 1, 2016 (the “SecurCare Oklahoma Properties” or “Oklahoma Properties”) through SecurCare Self Storage, Inc. (“SecurCare”). The properties have been owned and managed by SecurCare from 2012 through the date that NSA acquired the properties. One of the properties was destroyed by a tornado during 2013 and subsequently reconstructed, with operations re-commencing in late 2013.

The accompanying combined statements of revenue and certain expenses (the “Statements”) of the SecurCare Oklahoma Properties have been prepared pursuant to Rule 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission. Accordingly, the Statements are not representative of the entire operations of the SecurCare Oklahoma Properties for the periods presented as certain items are excluded. Such omitted items consist of depreciation and amortization, interest expense, and administrative costs not directly related to the future operations of the SecurCare Oklahoma Properties.

2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Revenue Recognition. Management has determined that all of the leases associated with the SecurCare Oklahoma Properties are operating leases, which may be terminated on a month-to-month basis. Rental income is recognized ratably over the lease term using the straight-line method. Rents received in advance are deferred and recognized on a straight-line basis over the related lease term associated with the prepayment. Promotional discounts and other incentives are recognized as a reduction to rental income over the applicable lease term. Other property-related revenue consists of ancillary revenues such as tenant insurance commissions and sales of storage supplies, which are recognized in the period earned.

Advertising Costs. Advertising costs are primarily attributable to internet, directory and other advertising. Advertising costs were expensed in the period in which the cost was incurred. Advertising costs amounted to $25, $26 and $25 for the years ended December 31, 2015, 2014 and 2013, respectively.

Repairs and Maintenance. Major replacements and betterments that improved or extended the life of the SecurCare Oklahoma Properties were capitalized. Expenditures for ordinary repairs and maintenance were expensed as incurred. Repairs and maintenance amounted to $9, $11 and $7 for the years ended December 31, 2015, 2014 and 2013, respectively.

3.     RELATED PARTY TRANSACTIONS

The SecurCare Oklahoma Properties are subject to agreements entered into with SecurCare that provide for a fee equal to 5% to 6% of gross revenue (as defined in the agreements). The amounts incurred under these agreements are included in supervisory and administrative fees in the accompanying combined statements of revenue and certain expenses. The services provided by SecurCare consist of supervisory, administrative, leasing and related services.
The employees responsible for operation of the Oklahoma Properties are employees of SecurCare. The amounts charged by SecurCare for salaries, wages and benefits for the Oklahoma Properties are included in property operating expenses and amounted to $141, $134 and $128 for the years ended December 31, 2015, 2014 and 2013, respectively.

4.     SUBSEQUENT EVENTS

Management has evaluated the events and transactions that have occurred through May 24, 2016, the date that the Statements were available to be issued, and noted no items requiring adjustment of the Statements or additional disclosure.

INDEPENDENT AUDITORS REPORT
To National Storage Affiliates Trust
We have audited the accompanying statement of revenue and certain expenses of the Fondren Self Storage Property for the year ended December 31, 2015, and the related notes to the financial statement.
MANAGEMENT'S RESPONSIBILITY FOR FINANCIAL STATEMENTS
Management is responsible for the preparation and fair presentation of the financial statement in accordance with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the financial statement that are free from material misstatement, whether due to fraud or error.
AUDITORS' RESPONSIBILITY
Our responsibility is to express an opinion on the financial statement based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free from material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statement of revenue and certain expenses. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the financial statement, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the combined statement of revenue and certain expenses in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statement.
We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
OPINION
In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenue and certain expenses described in Note 1 to the financial statement of the Fondren Self Storage Property for the year ended December 31, 2015, in accordance with U.S. generally accepted accounting principles.
BASIS OF ACCOUNTING
As described in Note 1 to the financial statement, the statement of revenue and certain expenses have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, and is not intended to be a complete presentation of revenue and expenses of the Fondren Self Storage Property. Our opinion is not modified with respect to this matter.
/s/ EKS&H LLLP
Denver, Colorado
May 24, 2016

Fondren Self Storage Property

Statement of Revenue and Certain Expenses

For the Year Ended December 31, 2015
(dollars in thousands)

2015

Revenue
Rental revenue	$530
Other property-related revenue	16
Total revenue	546
Certain Expenses
Property operating expenses	195
Real estate taxes	64
Supervisory and administrative fees	32
Total certain expenses	291
Revenue in excess of certain expenses	$255

The accompanying notes are an integral part of these statements of revenue and certain expenses.

Fondren Self Storage Property

Notes to Combined Statement of Revenue and Certain Expenses

(dollars in thousands)

1.     BASIS OF PRESENTATION

National Storage Affiliates Trust (“NSA”) acquired one self-storage property on January 22, 2016 (the “Fondren Self Storage Property” or “Fondren”) through Move It Self Storage, LP (“Move It”). The property has been managed by Move It from 2002 through the date that NSA acquired the property. Move It is one of NSA’s participating regional operators.

The accompanying statement of revenue and certain expenses (the “Statement”) of the Fondren Self Storage Property has been prepared pursuant to Rule 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission. Accordingly, the Statement is not representative of the entire operations of the Fondren Self Storage Property for the period presented as certain items are excluded. Such omitted items consist of depreciation and amortization, interest expense, and administrative costs not directly related to the future operations of the Fondren Self Storage Property.

2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates. The preparation of the financial statement in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Revenue Recognition. Management has determined that all of the leases associated with the Fondren Self Storage Property are operating leases, which generally may be terminated on a month-to-month basis. Rental income is recognized ratably over the lease term using the straight-line method. Rents received in advance are deferred and recognized on a straight-line basis over the related lease term associated with the prepayment. Promotional discounts and other incentives are recognized as a reduction to rental income over the applicable lease term. Other property-related revenue consists of ancillary revenues such as tenant insurance commissions and sales of storage supplies, which are recognized in the period earned.

Advertising Costs. Advertising costs are primarily attributable to internet, directory and other advertising. Advertising costs were expensed in the period in which the cost was incurred. Advertising costs amounted to $18 for the year ended December 31, 2015.

Repairs and Maintenance. Major replacements and betterments that improved or extended the life of the Fondren Self Storage Property were capitalized. Expenditures for ordinary repairs and maintenance were expensed as incurred. Repairs and maintenance amounted to $15 for the year ended December 31, 2015.

3.     RELATED PARTY TRANSACTIONS

The Fondren Self Storage Property is subject to an agreement entered into with Move It that provides for a fee equal to 6% of gross revenue (as defined in the agreement and subject to a minimum).  The amounts incurred under the agreement are included in supervisory and administrative fees in the accompanying statement of revenue and certain expenses.  The services provided by Move It consist of supervisory, administrative, leasing and related services.

The employees responsible for operation of Fondren are employees of Move It. The amounts charged by Move It for salaries, wages and benefits for Fondren are included in property operating expenses and amounted to $57 for the year ended December 31, 2015.

4.     SUBSEQUENT EVENTS

Management has evaluated the events and transactions that have occurred through May 24, 2016, the date that the Statement was available to be issued, and noted no items requiring adjustment of the Statement or additional disclosure.

INDEPENDENT AUDITORS REPORT
To National Storage Affiliates Trust
We have audited the accompanying statement of revenue and certain expenses of the Granite Clover Self Storage Properties for the year ended December 31, 2015, and the related notes to the financial statement.
MANAGEMENT'S RESPONSIBILITY FOR FINANCIAL STATEMENTS
Management is responsible for the preparation and fair presentation of the financial statement in accordance with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the financial statement that are free from material misstatement, whether due to fraud or error.
AUDITORS' RESPONSIBILITY
Our responsibility is to express an opinion on the financial statement based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free from material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statement of revenue and certain expenses. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the financial statement, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the combined statement of revenue and certain expenses in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statement.
We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
OPINION
In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenue and certain expenses described in Note 1 to the financial statement of the Granite Clover Self Storage Properties for the year ended December 31, 2015, in accordance with U.S. generally accepted accounting principles.
BASIS OF ACCOUNTING
As described in Note 1 to the financial statement, the statement of revenue and certain expenses have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, and is not intended to be a complete presentation of revenue and expenses of the Granite Clover Self Storage properties. Our opinion is not modified with respect to this matter.
/s/ EKS&H LLLP
Denver, Colorado
May 24, 2016

Granite Clover Self Storage Properties

Combined Statement of Revenue and Certain Expenses

For the Year Ended December 31, 2015
(dollars in thousands)

2015

Revenue
Rental revenue	$2,226
Other property-related revenue	3
Total revenue	2,229
Certain Expenses
Property operating expenses	645
Real estate taxes	242
Total certain expenses	887
Revenue in excess of certain expenses	$1,342

The accompanying notes are an integral part of these statements of revenue and certain expenses.

Granite Clover Self Storage Properties

Notes to Combined Statement of Revenue and Certain Expenses

(dollars in thousands)

1.     BASIS OF PRESENTATION

National Storage Affiliates Trust (“NSA”) acquired five self-storage properties in New Hampshire on February 22, 2016 (the “Granite Clover Self Storage Properties” or “Granite Clover”) from an unrelated third-party (the “Seller”).

The accompanying combined statement of revenue and certain expenses (the “Statement”) of the Granite Clover Self Storage Properties has been prepared pursuant to Rule 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission. Accordingly, the Statement is not representative of the entire operations of the Granite Clover Self Storage Properties for the period presented as certain items are excluded. Such omitted items consist of depreciation and amortization, interest expense, and administrative costs not directly related to the future operations of the Granite Clover Self Storage Properties.

2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates. The preparation of the financial statement in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Revenue Recognition. Management has determined that all of the leases associated with the Granite Clover Self Storage Properties are operating leases, which may be terminated on a month-to-month basis. Rental income is recognized ratably over the lease term using the straight-line method. Rents received in advance are deferred and recognized on a straight-line basis over the related lease term associated with the prepayment. Promotional discounts and other incentives are recognized as a reduction to rental income over the applicable lease term. Other property-related revenue consists of ancillary revenues such as tenant insurance commissions and sales of storage supplies, which are recognized in the period earned.

Advertising Costs. Advertising costs are primarily attributable to internet, directory and other advertising. Advertising costs were expensed in the period in which the cost was incurred. Advertising costs amounted to $36 for the year ended December 31, 2015.

Repairs and Maintenance. Major replacements and betterments that improved or extended the life of the Granite Clover Self Storage Properties were capitalized. Expenditures for ordinary repairs and maintenance were expensed as incurred. Repairs and maintenance amounted to $21 for the year ended December 31, 2015.

3.     SUBSEQUENT EVENTS

Management has evaluated the events and transactions that have occurred through May 24, 2016, the date that the Statement was available to be issued, and noted no items requiring adjustment of the Statement or additional disclosure.

INDEPENDENT AUDITORS REPORT
To National Storage Affiliates Trust
We have audited the accompanying combined statements of revenue and certain expenses of the Gulf Coast Properties for the year ended December 31, 2015, and the related notes to the financial statements.
MANAGEMENT'S RESPONSIBILITY FOR COMBINED FINANCIAL STATEMENTS
Management is responsible for the preparation and fair presentation of these combined financial statements in accordance with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the combined financial statements that are free from material misstatement, whether due to fraud or error.
AUDITORS' RESPONSIBILITY
Our responsibility is to express an opinion on these combined financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the combined financial statements of revenue and certain expenses. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the combined financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the combined statements of revenue and certain expenses in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the combined financial statements.
We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
OPINION
In our opinion, the combined financial statements referred to above present fairly, in all material respects, the revenue and certain expenses described in Note 1 to the combined financial statements of the Gulf Coast Properties for the year ended December 31, 2015, in accordance with U.S. generally accepted accounting principles.
BASIS OF ACCOUNTING
As described in Note 1 to the combined financial statements, the statements of revenue and certain expenses have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, and are not intended to be a complete presentation of revenue and expenses of the Gulf Coast Properties. Our opinion is not modified with respect to this matter.
/s/ EKS&H LLLP
Denver, Colorado
May 24, 2016

Gulf Coast Properties

Combined Statements of Revenue and Certain Expenses

For the Three Months Ended March 31, 2016 (Unaudited),
and for the Year Ended December 31, 2015

(dollars in thousands)

	2016	2015
	(Unaudited)
Revenue
Rental revenue	$770	$3,000
Other property-related revenue	10	46
Total revenue	780	3,046
Certain Expenses
Property operating expenses	201	982
Real estate taxes	50	201
Supervisory and administrative fees	40	155
Total certain expenses	291	1,338
Revenue in excess of certain expenses	$489	$1,708

The accompanying notes are an integral part of these statements of revenue and certain expenses.

Gulf Coast Properties

Notes to Combined Statements of Revenue and Certain Expenses

(dollars in thousands)

1.     BASIS OF PRESENTATION

National Storage Affiliates Trust (“NSA”) acquired five self-storage properties located in Louisianna, Mississippi, and Alabama on April 12, 2016 (the “Gulf Coast Properties” or “Gulf Coast”) from and unrelated third party (the “Seller”).

The accompanying combined statements of revenue and certain expenses (the “Statements”) of the Gulf Coast Properties have been prepared pursuant to Rule 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission. Accordingly, the Statements are not representative of the entire operations of the Gulf Coast Properties for the periods presented as certain items are excluded. Such omitted items consist of depreciation and amortization, interest expense, and administrative costs not directly related to the future operations of the Gulf Coast Properties.

The unaudited interim combined statements of revenue and certain expenses for the period from January 1, 2016 through March 31, 2016, were prepared on the same basis as the combined statements of revenue and certain expenses for the year ended December 31, 2015, and reflects all adjustments, consisting of only normal recurring adjustments, which are, in the opinion of management necessary for a fair presentation of the results of the unaudited interim period. The results of the unaudited interim period are not necessarily indicative of the expected results for the entire fiscal year.

2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Revenue Recognition. Management has determined that all of the leases associated with the Gulf Coast Properties are operating leases, which generally may be terminated on a month-to-month basis. Rental income is recognized ratably over the lease term using the straight-line method. Rents received in advance are deferred and recognized on a straight-line basis over the related lease term associated with the prepayment. Promotional discounts and other incentives are recognized as a reduction to rental income over the applicable lease term. Other property-related revenue consists of ancillary revenues such as tenant insurance commissions and sales of storage supplies, which are recognized in the period earned.

Advertising Costs. Advertising costs are primarily attributable to internet, directory and other advertising. Advertising costs were expensed in the period in which the cost was incurred. Advertising costs amounted to $1 (unaudited) and $19 for the three months ended March 31, 2016 and the year ended December 31, 2015, respectively.

Repairs and Maintenance. Major replacements and betterments that improved or extended the life of the Gulf Coast Properties were capitalized. Expenditures for ordinary repairs and maintenance were expensed as incurred. Repairs and maintenance amounted to $5 (unaudited) and $40 for the three months ended March 31, 2016 and the year ended December 31, 2015, respectively.

3.     RELATED PARTY TRANSACTIONS

The Gulf Coast Properties are subject to agreements entered into with CubeSmart Asset Management, LLC (“CubeSmart”) that provide for a fee equal to 5% of gross revenue (as defined in the agreements and subject to a minimum). The amounts incurred under these agreements are included in supervisory and administrative fees in the accompanying combined statements of revenue and certain expenses. The services provided by CubeSmart consist of supervisory, administrative, leasing and related services.

The employees responsible for operation of the Gulf Coast Properties are employees of CubeSmart. The amounts charged by CubeSmart for salaries, wages and benefits for Gulf Coast are included in property operating expenses and amounted to $91 (unaudited) and $356 for the three months ended March 31, 2016 and the year ended December 31, 2015, respectively.

4.     SUBSEQUENT EVENTS

Management has evaluated the events and transactions that have occurred through May 24, 2016, the date that the Statements was available to be issued, and noted no items requiring adjustment of the Statement or additional disclosure.

INDEPENDENT AUDITORS REPORT
To National Storage Affiliates Trust
We have audited the accompanying statement of revenue and certain expenses of the Storage Central Property for the year ended December 31, 2015, and the related notes to the financial statements.
MANAGEMENT'S RESPONSIBILITY FOR FINANCIAL STATEMENTS
Management is responsible for the preparation and fair presentation of these financial statements in accordance with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the financial statements that are free from material misstatement, whether due to fraud or error.
AUDITORS' RESPONSIBILITY
Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements of revenue and certain expenses. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the statements of revenue and certain expenses in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.
We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
OPINION
In our opinion, the financial statements referred to above present fairly, in all material respects, the revenue and certain expenses described in Note 1 to the financial statements of the Storage Central Property for the year ended December 31, 2015, in accordance with U.S. generally accepted accounting principles.
BASIS OF ACCOUNTING
As described in Note 1 to the financial statements, the statements of revenue and certain expenses have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, and is not intended to be a complete presentation of revenue and expenses of the Storage Central Property. Our opinion is not modified with respect to this matter.
/s/ EKS&H LLLP
Denver, Colorado
May 24, 2016

Storage Central Property

Statements of Revenue and Certain Expenses

For the Three Months Ended March 31, 2016 (Unaudited),
and for the Year Ended December 31, 2015

(dollars in thousands)

	2016	2015
	(Unaudited)
Revenue
Rental revenue	$262	$969
Other property-related revenue	9	49
Total revenue	271	1,018
Certain Expenses
Property operating expenses	36	170
Real estate taxes	12	50
Total certain expenses	48	220
Revenue in excess of certain expenses	$223	$798

The accompanying notes are an integral part of these statements of revenue and certain expenses.

Storage Central Property

Notes to Combined Statement of Revenue and Certain Expenses

(dollars in thousands)

1.     BASIS OF PRESENTATION

National Storage Affiliates Trust (“NSA”) acquired one self-storage property located in Oregon on April 15, 2016 (the “Storage Central Property” or “Storage Central”) from an unrelated third party (the “Seller”).

The accompanying statements of revenue and certain expenses (the “Statements”) of the Storage Central Property have been prepared pursuant to Rule 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission. Accordingly, the Statements are not representative of the entire operations of the Storage Central Property for the periods presented as certain items are excluded. Such omitted items consist of depreciation and amortization, interest expense, and administrative costs not directly related to the future operations of the Storage Central Property.

The unaudited interim statement of revenue and certain expenses for the period from January 1, 2016 through March 31, 2016, was prepared on the same basis as the statements of revenue and certain expenses for the year ended December 31, 2015, and reflects all adjustments, consisting of only normal recurring adjustments, which are, in the opinion of management necessary for a fair presentation of the results of the unaudited interim period. The results of the unaudited interim period are not necessarily indicative of the expected results for the entire fiscal year.

2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Revenue Recognition. Management has determined that all of the leases associated with the Storage Central Property are operating leases, which may be terminated on a month-to-month basis. Rental income is recognized ratably over the lease term using the straight-line method. Rents received in advance are deferred and recognized on a straight-line basis over the related lease term associated with the prepayment. Promotional discounts and other incentives are recognized as a reduction to rental income over the applicable lease term. Other property-related revenue consists of ancillary revenues such as tenant insurance commissions and sales of storage supplies, which are recognized in the period earned.

Advertising Costs. Advertising costs are primarily attributable to internet, directory and other advertising. Advertising costs were expensed in the period in which the cost was incurred. Advertising costs amounted to $2 (unaudited) and $8 for the three months ended March 31, 2016 and for the year ended December 31, 2015, respectively.

Repairs and Maintenance. Major replacements and betterments that improved or extended the life of the Storage Central Property were capitalized. Expenditures for ordinary repairs and maintenance were expensed as incurred. Repairs and maintenance amounted to $0 (unaudited) and $19 for the three months ended March 31, 2016 and for the year ended December 31, 2015, respectively.

3.     SUBSEQUENT EVENTS

Management has evaluated the events and transactions that have occurred through May 24, 2016, the date that the Statements were available to be issued, and noted no items requiring adjustment of the Statement or additional disclosure.